                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           January 25, 2000
                            Date of Report
                  (Date of Earliest Event Reported)


                 Commission File No.  2-97869-D
                                      ---------

                           BUYIT.COM, INC.
                           ---------------
          (Name of Small Business Issuer in its Charter)

      Utah                 2-97869-D             87-0419571
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                       432 Culver Blvd.
               Playa Del Rey, California 90293
               --------------------------------
             (Address of Principal Executive Offices)

            Issuer's Telephone Number:  (310) 827-3500
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Item 2.  Acquisition or Disposition of Assets.

          (i) On January 26, 2000, CraftClick.com, Inc. (the "Registrant" or "CraftClick") entered into a Reorganization Agreement with Craftnetvillage.com, Inc., a Wisconsin corporation ("Craftnet"), and all of the stockholders of Craftnet (the "Craftnet Stockholders") whereby CraftClick issued 750,000 shares of "restricted securities" (common stock) to the Craftnet Stockholders in consideration of the exchange of 100% of the outstanding voting securities of Craftnet. These shares amounted to approximately 5.3% of the post-Craftnet Agreement outstanding voting securities of CraftClick, taking into account the securities of CraftClick issued as outlined in subparagraph (ii) of this Item 2 below. Craftnet became a wholly-owned subsidiary of CraftClick on the closing of the Craftnet Agreement. A copy of the Craftnet Agreement, with exhibits, is attached hereto and incorporated herein by reference. See Item 7.

          Milwaukee-based CraftNetVillage.com is one of the first large-scale online Arts and Crafts destinations, and has served to bring craftspeople and craft merchants together on the Internet for almost five years. CraftNet has built a loyal following of craftspeople worldwide.

          (ii) Also, on February 2, 2000, CraftClick completed an Asset Purchase Agreement with Kirk A. Hines, the sole owner of Bella-Decor.com, a sole-proprietorship ("Bella-Decor"). CraftClick issued 100,000 shares of "restricted securities" (common stock) to Mr. Hines in consideration of the exchange of 100% of the assets listed in Exhibit A to the Asset Purchase
Agreement.   A copy of the Asset Purchase Agreement, with exhibits, is
attached hereto and incorporated herein by reference.  See
Item 7.

          Kirk Hines, the head of Bella-Decor, has agreed to join
CraftClick.com as a consultant.  Bella-Decor is the owner of CraftsSearch.com.

          CraftsSearch.com is a far-reaching search engine which enables craftspeople to rapidly locate craft-related products, projects, and discussions on the Internet. In addition, CraftsSearch.com maintains links to thousands of craft-related web sites, all accessible from the CraftsSearch.com home page. CraftsSearch.com provides 18 major categories of listings and 112 sub-categories, covering every conceivable area of Arts and Crafts. CraftsSearch.com also has extensive links to craft-related newsgroups, and alliances with news providers to update its audience with the latest in craft industry news.

Item 7.  Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired.

          Audited financial statements of Craftnetvillage.com, Inc., and to the extent required, those of Bella.Decor, are currently being prepared, and will be filed with the Securities and Exchange Commission as an amendment to this Report on or about April 9, 2000.

      (b) Pro Forma Financial Information.

          Pro Forma financial statements, taking into account the completion of the Craftnetvillage.com, Inc. Agreement, and to the extent required, of Bella.Decor, respecting the acquisition of its assets, are being prepared and will be filed with the Securities and Exchange Commission on or before April 9, 2000.

      (c) Exhibits.

            10.1        Agreement and Plan of Reorganization.
                             Exhibit A-Stockholders of Craftnetvillage.com Exhibit B-CraftClick.com Financial Statements.* Exhibit C-Exceptions.
                             Exhibit D-Craftnetvillage.com Financial
                                       Statements.
                             Exhibit E-Exceptions.
                             Exhibit F-Investment Letter.
                             Exhibit G-CraftClick.com Compliance Certificate. Exhibit H-Craftnetvillage.com Compliance
                                       Certificate.

            10.2        Asset Purchase Agreement
                             Exhibit A-Seller's Assets.
                             Exhibit B-Consulting Agreement.
                             Exhibit C-Investment Letter.

          99.1      Press Release dated January 27, 2000

          99.2      Press Release dated February 2, 2000

                    * Incorporated by reference from the filings of the Securities and Exchange Commission, in CraftClick.com's 10-KSB Annual Report for the year ended March 31, 1999, and it 10-QSB Quarterly Report for the quarter ended September 30, 1999.

                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CRAFTCLICK.COM, INC.


Date: 2/8/2000                             By/s/Sandip Seth
                                           Sandip Seth, Director
                                             and President


Date: 2/8/2000                             By/s/Peter A. Yollin
                                           Peter A. Yollin, Director
                                             Secretary and Chairman


Date: 2/8/2000                             By/s/Edgar Cayce
                                           Edgar Cayce, Director
                                             and Vice President


Date: 2/8/2000                             By/s/sanjay Sabnani
                                           Sanjay Sabnani, Director



Date: 2/8/2000                             By/s/Leslie Linsley
                                           Leslie Linsley, Director